Exhibit 10.11

                                 LEASE AGREEMENT
                                 ---------------


          THIS LEASE AGREEMENT ("Lease") made and entered into this 20th day of October, 2003, by and between JANE LEVIN, successors or assigns (hereinafter referred to as "Lessor" or "Landlord"), and HENDERSON ONE GROUP,INC.DBA RAGIN' RIBS ("Lessee" or "Tenant"), whose address is 3636 HENDERSON BLVD, Tampa, Florida collectively, the "the "Parties"), which Parties for and in consideration of the payments and their mutual covenants contained herein set forth do hereby agree as herein specified.

          Article 1. GRANT AND TERM.

          1.1 Premises. In consideration of the rents, covenants and agreements herein set forth, Landlord hereby leases to Tenant and Tenant hereby rents from Landlord those certain premises located at 3636 HENDERSON BLVD; consisting of 1886 sq. ft. ("Building").

          1.2 Tenant hereby accepts the Premises ????as is , without any representation or warranty of any kind, either express or implied, on behalf of Landlord. Said premises extend to the exterior faces of all walls. Landlord reserves the use of the walls and roof and the space immediately under the roof, including the right therein to install, maintain, use, repair and replace pipes, ducts, conduits and wires in locations which will not materially interfere with Tenant's use thereof.

          1.3 Title, Quiet Enjoyment of Premises. Landlord warrants that it has lawful title and/or underlying ground lease rights to execute this Lease and agrees, if Tenant shall perform all of Tenants agreements herein specified, Tenant shall, subject to the terms and conditions of this Lease, have the peaceable and quiet enjoyment and possession of the Premises without any manner or hindrance from Landlord or any persons lawfully claiming through Landlord. Tenant shall not commit or suffer to be committed any waste upon all or any portion of the Premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any surrounding property owners.

          1.4 Initial Rental Term. The term of this lease shall be for a period of Three years and 11 days commencing on the Commencement Date October 20, 2003 and ending October 31, 2006. Three years and 11 days after such date (the "Term"). If the Commencement Date is other than the 1st day of a calendar month, the 1st Lease Year shall be the period of time from said Date to the end of the month in which said Date shall fall, plus the following twelve (12) calendar months. Each Lease Year thereafter shall be a successive period of twelve (12) calendar months.

          1.5 Options to Renew. The Tenant will have Three (3) options to renew this lease on the same terms and conditions with a 6% increase in rent at the beginning of each term. Each option shall be exercised by tenant no later than 120 days prior to expiration of each term by notification in writing to the Landlord..

Page 1 of 16                                                           TENANT
RaginRibs                                                              LANDLORD


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                                 LEASE AGREEMENT
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          Article 2. RENTS, DEPOSITS: October 20, 2003-October 3 1,2003 shall be rent free. Tenant shall have insurance in place and pay own utility bills.

          2.1 Rent. Tenant shall pay rent to Landlord during the term in monthly installments on the first of each month, starting November 1,2003 in the amount of:
                              Annual Rent Schedule

                 Monthly               Sales Tax    Total Monthly    Annual Base
          Years 1,2 and 3 $3000.00      $210.00        $3210.00        $36000.00

          A Security Deposit in the amount of $ 3210 shall be paid on execution of this lease. Tenant gives Landlord permission to commingle these funds.

          Should the commencement of the Term fall on a day other than the first of the month, then Tenant shall pay minimum rent for the fractional month commencing on the first day of the Term and ending on the last day of the month in which the Term commenced on a per diem basis. Tenant's obligation to pay rent and additional rent shall commence on Novemberl,2003. Minimum Rent and all other sums due hereunder as rent shall be prorated to account for partial months during the Term. Rent shall be payable without demand on the first day of each calendar month to Jane Levin, 4326 S. Manhattan Ave., Tampa Florida 33611.

          2.2     Annual Adjustment to Minimum Rent. NA

          2.3 Additional Rent. Tenant shall pay as "Additional Rent"/maintenance all other sums and charges required to be paid by Tenant pursuant to the terms of this Lease.

          2.4 Past Due Rent. If the Tenant shall fail to pay within five (5) days after the same is due and payable, any Minimum Rent, Additional Rent, Rent or any other amounts or charges provided for in this Lease, there shall become due and payable, in addition, an amount equal to ten percent (5%) of the amount past due to cover the Landlord's additional costs in handling delinquent charges. Lessor reserves the right to refuse acceptance of Rent and late charges five (5) days after Lessor has served Lessee with written notice to Lessee to correct a default in the payment of charges due hereunder.

          2.5 Deposit. At the commencement of the term of this Lease, Lessee shall pay to Lessor a deposit equal to one (1) months' Minimum Rent as security for the performance by Lessee of all the terms, covenants, and conditions of this Lease. Landlord may commingle such funds and landlord will not owe Tenant any interest on such amount when the applicable rental or charge is due.

          Article 3. REAL ESTATE TAXES. Landlord shall be responsible for payment of Real Estate Taxes.

Page 2 of 16                                                           TENANT
RaginRibs                                                              LANDLORD


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                                 LEASE AGREEMENT
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          Article 4. CONDUCT OF BUSINESS BY TENANT.

          4.1 Use of Premises. Landlord gives Tenant the exclusive right to use the building as a restaurant and takeout.. Landlord warrants that, as of the date of lease execution, there will be no lease restrictions, operating covenants or deed restrictions that would now or at any time in the future prohibit or restrict Tenant from conducting business as a restaurant. Landlord will hold Tenant harmless against any legal action caused by private restrictions, warrants and covenants. Tenant shall not suffer or permit all or any part of the Premises to be used for any other business or purpose or by any other person without the prior written consent of Landlord.

          4.2 Tenant Minimum Hours of Operation. Tenant shall be open a minimum of 5 days a week.

          4.3 Governmental Regulation. Tenant, at its expense, shall comply with all federal, state and local laws, ordinances, orders, rules, regulations, all agreements and covenants of public record pertaining to all or any portion of the Premises now or hereafter in force, including without limitation, the Americans with Disabilities Act, with respect to the Premises. Without limiting the foregoing, Tenant shall be required to affect any structural repair, improvement, alteration or other change to the Premises and improvements thereon by reason of any such laws, ordinances, rules, regulations, covenants or agreements, but only with Landlord's prior written approval.

          Article 5. SECURITY. If Tenant defaults for any reason or vacates or abandons the premises for any reason during the first three (3) years of the lease the Tenant will pay the sum of Ten Thousand dollars ($10,000) to the Landlord for the FF&E, (furniture, fixtures and equipment), that the Landlord is selling to them, as referred to in EXHIBIT A, THE BILL OF SALE.

          Article 6. MAINTENANCE OF PREMISES.

          6.1 Maintenance by Tenant. Tenant shall at all times at Tenant's expense keep the Premises and all improvements located thereon (including, without limitation, all glass, windows, floors, partitions, doors, fixtures, equipment and appurtenances thereof, lighting, heating, plumbing fixtures and air conditioning equipment), in good order and repair, and in a clean and sanitary condition, and shall make all necessary repairs, ordinary and extraordinary, foreseen and unforeseen, including all necessary replacements, alterations, additions and betterments, using material and equipment of like kind and quality to the original improvements not designated as Landlord's obligation. Tenant shall be responsible for all repair and maintenance within and without the Premises, including plate glass and/or replacement of 1-I VAC if necessary, with the exception that during the first three (3) years repair of HVAC by tenant shall be limited to $200 per incident, provided that Tenant has taken out an annual maintenance policy with a reputable air conditioning company. HYAC shall be delivered in good working order. This policy will be required throughout all lease terms and a copy of same shall be delivered to Landlord. Tenant will also be responsible for maintaining any landscaping.

          6.2 Maintenance by Landlord. Landlord shall be responsible for maintaining the structure, roof and parking lot. Landlord shall not be responsible for reasonable wear and tear or

Page 3 of 16                                                           TENANT
RaginRibs                                                              LANDLORD

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                                 LEASE AGREEMENT
                                 ---------------

          6.4 Delivery at Expiration. Upon the expiration of the tenancy hereby created, Tenant shall surrender the Premises in the same condition as existing upon delivery of possession thereof under this Lease, reasonable wear and tear excepted, including all equipment and FF& E owned by the Landlord, on the premises at the start of the lease and available for use of the tenant, that shall be on an inventory list to be made a part of this lease as Exhibit A and attached hereto, and shall surrender all keys for the Premises to Landlord at its place then fixed for the payment of rent. Tenant shall remove all trade fixtures added by them, and any alterations or improvements before surrendering the Premises as aforesaid and shall repair any damage to the Premises or building caused thereby. Tenant's obligation to observe or perform this covenant shall survive the expiration or termination of the Term of this Lease.

          Article 7. FIXTURES, ALTERATIONS, REPLACEMENTS, IMPROVEMENTS.
Tenant agrees that Landlord and its agents may inspect the Premises at any reasonable time and that Landlord may make such repairs or improvements to the Premises or any part of the Building that Landlord may deem desirable or necessary which Tenant has not agreed herein to do or has failed to do. In the event of an emergency, Landlord shall have the right to enter the Premises without Tenant's permission if Tenant is not immediately available. Tenant further agrees that during ninety (90) days preceding the Term termination, Landlord or its agents shall have the right to show the Premises to potential tenants, and to place various notices on the Premises offering the Premises to such tenants,

          7.1 Approval by Landlord. Tenant shall not, without the prior written approval of Landlord, not to be unreasonably withheld, install or permit to be installed any fixture or improvement or make any alterations, replacement or repair upon the Premises or building, including signs, electrical apparatus, or cutting or drilling into any part of the Premises or building or securing any fixtures, apparatus or equipment of any kind to any part of the Premises or building.Tenant shall present to Landlord plans and specifications for such work at the time approval is sought, and when approval is granted, shall cause all work to be done according to said plans and specifications, in compliance with all codes, ordinances, rules and regulations of any authority, and in a neat and workmanlike manner. The cost of repair of any damage resulting from any approved work shall be borne by the Tenant. All alterations, replacements and improvements permanently affixed to the Premises by Tenant shall become the property of the Landlord upon termination of this Lease or any extension and shall remain on the Premises in absence of a written agreement of the Landlord to the contrary. Upon expiration of this Lease, any property belonging to the Tenant which the Tenant has failed to remove from the Premises shall become the property of the Landlord if Landlord elects or Tenant shall be liable for the cost of removal thereof

          7.2 Tenant Improvements. After completion of the Tenant's Work,
Tenant may make non-structural improvements, additions, alterations or changes to the interior of the Leased Premises, or any part thereof not in excess of $~QQ~ with out the prior written consent of Landlord, which will not be unreasonably withheld, Tenant shall not make structural alterations without the consent of Landlord, which consent shall be in Landlord's sole and absolute discretion. Tenant agrees to indemnify and save harmless the Landlord from all liens, claims or demands arising out of any work performed, materials furnished, or obligations incurred, by or for Tenant, upon the Premises during the Term. Tenant shall promptly pay all contractor and

Page 4 of 16                                                           TENANT
RaginRibs                                                              LANDLORD


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                                 LEASE AGREEMENT
                                 ---------------

materialmen working on the Premises on his account, so as to minimize the possibility of a lien attaching to any of the Building, including the Premises. Should any such lien be made or filed, Tenant shall notify Landlord immediately and bond against or discharge the same within 14 days after such lien is made or filed.Tenant's Work and other Tenant improvements, additions, alterations or changes to the Premises shall be done in a good and workmanlike manner and done strictly in accordance with the laws and ordinances related thereto and shall comply with the Americans with Disabilities Act and Chapter 553, Florida Statutes, as each may be amended from time to time. Tenant shall require any contractor performing work on the Premises to obtain and maintain, at no expense to Landlord, in addition to worker's compensation insurance, as required by the state of Florida, all risk builder's insurance, naming the Landlord as loss payee, in the amount of the replacement cost of the applicable work (or such other amount reasonably required by Landlord) and commercial general liability insurance on an occurrence basis with a minimum combined single limit of Three-hundred thousand dollars($300,000) and such other insurance that is required by Landlord. Tenant shall further submit the names of all contractors, sub-contractors, and other entities utilized for the work for Landlord's approval prior to commencement of any work. In performing the work of any such alterations, additions or changes, Tenant shall have the work performed in a manner that will not obstruct the access to the Property of any other tenant of Landlord. Tenant, if not in default of this Lease, may remove any work made by Tenant pursuant to this section upon the termination of this Lease provided Tenant repairs any damage caused by such removal.

          7.3 Liens. The interest of Landlord in the Premises shall not be subject in any way to any liens, including construction liens, for improvements to or other work performed with respect to the Premises by or on behalf of Tenant. Tenant shall have no power or authority to create any lien or permit any lien to attach to the present estate, reversion, or other estate of Landlord (or the interest of any ground lessor) in the Premises and all mechanics, material men, contractors, artisans, and other parties contracting with Tenant or its representative or privies with respect to the premises or any part of the Premises are hereby charged with notice that they must look to the Tenant to secure payment of any bill for work done or material furnished or for any other purpose during the term of the Lease. The foregoing provisions are made with express reference to Section 713.10, Florida Statutes. Notwithstanding for the foregoing provisions, Tenant, at its expense, shall cause any lien filed against the Premises for work or materials claimed to have been furnished to Tenant to be discharged of record or properly transferred to a bond pursuant to Section 713.24, Florida Statues, within ten (10) days after notice thereof to Tenant.

          Article 8. INSURANCE AND INDEMNITY.

          8.1 Liability Insurance. Tenant will keep in force at its own expense throughout the term of this Lease, comprehensive public liability insurance with respect to the Premises and business operated by Tenant in such companies and in such form as are acceptable to Landlord with minimum limits of One Million Dollars ($1,000,000.00), combined bodily injury and property damage liability.

Page 5 of 16                                                           TENANT
RaginRibs                                                              LANDLORD


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                                 LEASE AGREEMENT
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          8.2 Casualty Insurance. Tenant shall keep in force at its own expense throughout the term of this Lease all risk property insurance covering fire and extended coverage, vandalism and malicious mischief, sprinkler leakage, and other perils of direct physical loss or damage insuring the improvements and betterments located on the Premises and all appurtenances thereto for the full replacement value thereof.

          8.3 Indemnity by Tenant. Tenant shall indemnify, save harmless and defend Landlord from and against any and all suits, claims, actions, damages, liability and expense, including attorneys' fees arising from or out of the occupancy or use by Tenant of the Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its officers, agents, servants, contractors, employees or invitees.

          8.4 Employer's Liability Insurance. Tenant shall, throughout the term of this Lease, maintain such worker's compensation or employer's liability insurance as may be required by law and shall indemnify and hold harmless the Landlord against any loss, claim or demand of employees, agents, contractors and subcontractors of the Tenant.

          8.5 Certificate of Insurance. Tenant will have all policies required under this Lease endorsed to show the LANDLORD as AN ADDITIONAL NAMED INSURED AND LOSS PAYEE with respect to occurrences upon the Premises. Failure to provide such certificate to Landlord and to otherwise carry the required insurance under this Lease in effect at all times shall be a default hereunder.

          Article 9. ASSIGNMENT AND SUBLETTING.

          The granting of this Lease to the Tenant by Landlord upon the terms and provisions set forth herein is strictly personal to Tenant, and Tenant agrees that Tenant's financial credit, integrity, the manner of conducting business on the Premises, and the relationship between the parties hereto, constitute material inducements to Landlord's entering into and accepting this Lease. Therefore, this Lease and the obligations due thereunder may not be assumed, sold, conveyed, transferred, sublet, assigned or otherwise disposed of, directly or indirectly, without the prior written consent of Landlord, which may be withheld or given in its sole discretion. Consent by Landlord to any assignment, subletting or other transfer shall not constitute a waiver of the necessity for such consent to any subsequent assignment, subletting or transfer. Notwithstanding any assignment, sublease or other Tenant and all guarantors of this Lease, if any, shall remain fully liable on their original Lease, and shall not be released from performing any of the original terms, covenants and conditions of this Lease unless released in writing by the Landlord. The enforceability of the rights of the Landlord as set forth herein are a condition precedent to the grant of this Lease and Tenant acknowledges that Landlord would not enter into this Lease without these rights. Any reference in this Lease to sub-tenants, licensees, heirs, executors, administrators, successors and assigns notwithstanding, Tenant agrees not to assign this Lease or to sublet the whole or any part of the Premises, or to permit any other person to occupy same or any part thereof without prior written consent of Landlord. Any assignment or sub-letting, even with Landlord's consent, shall not relieve Tenant from liability for payment of Rent or other sums; or from the obligation to keep and be bound by the agreements of this Lease. Notwithstanding anything to the contrary in the previous paragraph, Tenant may assign this Lease to a qualified franchisee of Ragin' Ribs or other similarly viable assignee with Landlord's

Page 6 of 16                                                           TENANT
RaginRibs                                                              LANDLORD


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                                 LEASE AGREEMENT
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written consent, not to be unreasonably withheld, which assignment shall release
Tenant and Guarantors from all duties and liabilities hereunder. The guaranty must be replaced by the new entity.

          Article 10. EVENTS OF DEFAULT/REMEDIES.

          10.1 Default. Tenant shall be deemed in default of its obligations under this Lease upon the occurrence of any of the following:

                  a. Tenant's failure to pay Rent upon the date that such sums are due and owing after five (5) days written notice'

                  b. Tenant's failure to perform any other covenant, promise, or obligation of this Lease, other than the payment of Rent, for a period of more than fifteen (15) days after written notice thereof by Landlord to Tenant, except that this fifteen (15) day period shall be extended for a reasonable period of time if the alleged default is not reasonably capable of cure within said fifteen (15) day period and Tenant proceeds to diligently cure the default and the default does not unreasonably interfere with or disturb other tenants of the Building;

                  c. The bankruptcy of, or appointment of a receiver or trustee for, Tenant under the Bankruptcy Code, 11 U.S.C., Section 101 et seq ("Bankruptcy Code"). Tenant covenants and agrees that if, at any time, Tenant becomes a debtor under the Bankruptcy Code or is adjudged bankrupt or insolvent under the laws of any state, or makes a general assignment for the benefit of creditors, or if a receiver of Tenant's property in the Premises is appointed and shall not be discharged within thirty (30) days of such appointment, then Landlord may, at its option, declare this Lease terminated and shall forthwith be entitled to immediate possession of the Premises except that if any such proceedings are pursuant to the Bankruptcy Code, then Landlord shall be entitled to all rights and remedies accorded landlords, including without limitation those set forth in said Bankruptcy Code.

                  d. Tenant or any guarantor of Tenant's obligations under this Lease voluntarily petitions for relief under, or otherwise seeks the benefit of, any bankruptcy, reorganization, or insolvency law;

                  e. The sale of Tenant's interest under this Lease by execution or other legal process;

                  f. Tenant's abandonment of the Premises during the term of this Lease;

                  g. Tenant's vacating or closing the Premises during the term of this Lease;

                  h. The seizure, sequestration or impounding by virtue or under authority of any legal proceeding of any of the personal property or fixtures of Tenant used in or incident to the operation of the Premises;

                  i. Tenant's making an assignment of this Lease for the benefit of creditors;

Page 7 of 16                                                           TENANT
RaginRibs                                                              LANDLORD


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                                 LEASE AGREEMENT
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                  j. Any sale, transfer, assignment, subleasing, concession, license, or other disposition prohibited under Article 9 hereof; or

                  k. Tenant shall do or permit to be done anything that creates a lien upon the Premises and shall fail to obtain the release of any such lien or to transfer the lien to bond as required herein.

          10.2 Remedies. In the event of any default hereunder, Landlord, in addition to all other remedies that Landlord may have at law or in equity, shall be entitled to exercise any one or more of the following remedies:

                  a. Terminate Tenant's right to possession under this Lease and re-enter and take possession of the Premises, remove Tenant's personal property therefrom and store the same at Tenant's expense, and relet or attempt to relet the Premises at such rental and upon such terms and conditions as Landlord may, in its sole discretion, deem best under the circumstances. Landlord shall not be deemed to have thereby accepted a surrender of the Premises and Tenant shall remain liable for all Rent due under this Lease and for all damages suffered by Landlord because of Tenant's breach of this Lease. At anytime during such repossession or reletting, Landlord may, by delivering written notice to Tenant, elect to exercise its option under the following subparagraph to accept a surrender of the Premises, terminate or cancel this Lease and retake possession and occupancy of the Premises on behalf of Landlord.

                  b. Declare this Lease to be terminated and re-enter upon and take possession of the Premises without notice to Tenant, whereupon the term hereby granted and all right, title and interest of Tenant in the Premises shall terminate. Such termination shall be without prejudice to Landlord's right to collect from Tenant any Rent that may have accrued prior to such termination, together with all damages suffered by Landlord because of Tenant's breach of this Lease.

                  c. Declare all Rent due and to become due under this Lease to be immediately due and payable. Should Tenant fail to pay any such Rents or other monetary obligations when due, then interest shall accrue from five (5) days after the due date at the rate of eighteen percent (18%) per annum, but not greater than the maximum rate permitted by law, together with any other charges allowed under this Lease to cover Landlord's extra expense involved in collecting such delinquency. All rights and remedies of Landlord specified herein are cumulative and none shall exclude any other rights or remedies allowed by law or equity,

          10.3 Force Majeure, Destruction of Premises. If either Party shall be delayed or prevented from the performance of any act required by this Lease by reason of strikes, utility failures, restrictive laws, riots, acts of God or other similar reasons not the fault of the non-performing Party, then the performance time for such act shall be extended for a period equivalent to the period of such delay. The provisions of this Paragraph shall not operate to excuse Tenant from prompt payment of Rent or other charges hereunder. If the Premises s shall be

Page 8 of 16                                                           TENANT
RaginRibs                                                              LANDLORD


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totally or partially damaged by fire or other casualty, Tenant shall immediately undertake to repair the Premises to substantially the same condition as existed prior to such casualty, and the Rent shall not be abated; however, if the Premises are substantially or totally destroyed by fire or other casualty, Landlord shall have the option of terminating this Lease upon thirty (30) days prior written notice to Tenant, whereupon Landlord shall be entitled to all insurance proceeds payable as a result of such casualty. Landlord shall not liable for any inconvenience or interruption of business of Tenant occasioned by fire or other casualty.

          Article 11. SURRENDER OF PREMISES, HOLDING OVER, SUCCESSORS.

          11.1 Surrender. Tenant agrees to deliver up and surrender to Landlord possession of the Premises upon termination of this Lease, in as good condition and repair as the same shall be at the Term commencement or may have been put by Landlord during the continuance thereof; ordinary wear and tear excepted. Nothing herein shall be construed as relieving Tenant of any of its maintenance, repair or replacement obligations under this Lease.

          11.2 Holding Over. In the event Tenant remains in possession of all or any part of the Premises after the expiration of the Term or fails to completely remove its personal property, then Tenant shall be deemed to be occupying the Premises as a tenant from month to month at a monthly rental equal to twice the sum of (i) the monthly installment of Minimum Rent payable during the last month of the term or any extension or renewal that was in effect, and (ii) one-twelfth (1/12) of all items of Additional Rent or other charges payable or paid during the last Lease Year. Such continued occupancy shall not defeat Landlord's rights to regain possession of the Premises.

          11.3 Successors. All rights and liabilities herein given to or imposed upon, the parties hereto shall insure to the benefit of and be binding upon their respective heirs, executors, administrators, successors and assigns, and if there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as provided elsewhere in this Lease.

          Article 12. CONDEMNATION.

          If the whole of the Premises or such a portion thereof as will make the Premises unusable for the purpose leased, as determined by Landlord, be condemned or taken in any manner for public use, then in either event the term hereby granted shall cease and come to an end as of the date of the vesting of title in such public authority. Landlord shall be entitled to the entire award for such taking except for any separate claim of the Tenant for injury, damage or destruction of Tenant's business accomplished by such taking. If a portion of the Premises is condemned or taken and this Lease is not terminated as aforesaid, this Lease will not be terminated and shall continue without any abatement of Rent. In no event shall Landlord be liable to Tenant for any business interruption, diminution in use or for any value of any unexpired term of this Lease.


Page 9 of 16                                                           TENANT
RaginRibs                                                              LANDLORD


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          Article 13. Hazardous Substances

          The term "Hazardous Substances", as used in this Lease, shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCB's), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any government authority. Tenant shall not cause or permit any Hazardous Substance to be used, stored, generated, or disposed of on, in or about the Premises in violation of any law, rule or regulation. If any Hazardous Substance is used, stored, generated, or disposed of; or has been used, stored, generated or disposed of after the Possession Date on, in, or about the Premises, or if the Premises become contaminated in any manner, Tenant shall indemnify, defend and hold harmless Landlord from any and all claims, demands, actions, damages, fines, judgments, penalties, costs (including attorneys', consultants', and experts' fees), liabilities, losses (including without limitation, any decrease in value of the Premises, damages due to loss or restriction of rentable or usable space, or any damages due to adverse impact on marketing of Premises), and expenses arising during or after the term of this Lease, arising as a result of such contamination. Tenant's sole cost and expense, cure all matters reported therein. Furthermore, Tenant shall provide to Landlord such additional information as Landlord may request regarding matters covered by any Periodic Audit or the Termination Audit. The provisions of this entire Article shall survive the expiration or earlier termination of this Lease.

          Article 14. RADON GAS.

          The following notification is provided pursuant to Section 404.056(5), Florida Statutes: "Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit."

          Article 15. GUARANTY.

                  The undersigned Guarantors, jointly and severally, unconditionally guarantee to Landlord that all sums stated in this Lease to be payable by Tenant will be promptly paid as due and payable in accordance with the provisions thereof; and that Tenant will perform and observe each and every covenant, agreement, term and condition in this Lease to be performed or observed by Tenant. The Guaranty shall be irrevocable, and in all events shall be unconditional and absolute, and if for any reason any such sums, or any part thereof; shall not be paid promptly when due, Guarantors will immediately pay the same to Landlord pursuant to and in accordance with the provisions of this Lease regardless of any defenses or rights of set-off or counterclaim which Tenant may have or assert, regardless of whether Landlord shall have taken any steps to enforce any rights against Tenant or any other person to collect such sum, or any part thereof; and regardless of any other condition or contingency. Guarantors also agree to pay to Landlord such further amount as shall be sufficient to cover the cost and expense of collecting such sums, or part thereof; or of otherwise enforcing this Guaranty, including, in any case

Page 10 of 16                                                          TENANT
RaginRibs                                                              LANDLORD

                                 LEASE AGREEMENT
                                 ---------------

          reasonable compensation to its attorneys for all services rendered in that connection. Upon Tenant's failure to perform or observe any covenant, agreement, term or condition in this Lease to be performed or observed by Tenant, Guarantors will promptly perform and observe the same or cause the same promptly to be performed or observed. This Guaranty expressly extends through all renewal periods.

          Article 16. MISCELLANEOUS.

          16.1 Waiver. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any previous breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, whether or not Landlord had knowledge of such previous breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord, unless Landlord waives the same in writing.

          16.2 Entire Agreement. This Lease and any incorporated attachments contain all the agreements between the Parties and cannot be modified in any manner other than by agreement signed by the Parties. The agreements herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the Parties. Each agreement, term and provision of this Lease shall be construed to be a promise, covenant and condition. If Tenant is a corporation, partnership or other entity, the person(s) signing this Lease on behalf of such entity hereby warrants that he has full authority from such entity to sign this Lease and obligate the entity hereunder, and the said person(s) and the entity shall be jointly and severally liable for all rent and any and all other amounts that may be due and owing to Landlord under the terms of this Lease, including attorneys' fees and costs. This Lease and the Exhibits attached hereto and forming a part hereof set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

          16.3 Notices. Any bill, statement, notice, communication or payment which Landlord or Tenant may desire or be required to give to the other party shall be in writing and shall be sent to the other party by 24-hour guaranteed courier or by registered or certified mail to the address specified in the first paragraph of this Lease, or to such other address as either party shall have designated to the other by like notice, and the time of the rendition of such shall be when same is deposited in an official United States Post Office, postage prepaid or with said courier.

          16.4 Landlord's Liability. Notwithstanding anything to the contrary contained in this Lease, in the event of any default or breach by Landlord with respect to any of the terms, covenants or conditions of this Lease to be observed, honored or performed by Landlord, Tenant

Page 11 of 16                                                          TENANT
RaginRibs                                                              LANDLORD

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                                 LEASE AGREEMENT
                                 ---------------

shall look solely to Landlord's ownership interest in the Premises for the collection of any judgment (or any other judicial procedures requiring the payment of money by Landlord) and no other property or assets of Landlord shall be subject to levy, execution or other procedures for satisfaction of Tenant's remedies.

          16.5 Broker. NO BROKER Except as specifically identified in this Section, Landlord and Tennant each represent to the other that they have not dealt, directly or indirectly, in connection with the leasing of the Premises, with any broker or person entitled to claim a commission or leasing fees. Landlord and Tennant each shall indemnify and hold each other harmless from any loss, liability, damage, or expenses (including without limitation reasonable attorneys' fees) arising from any claim for a commission or leasing fee arising out of this transaction made by any unidentified broker or other person with whom such party has dealt.

          16.6 Consent Not Unreasonably Withheld. Except as otherwise specifically provided, whenever consent or approval of Landlord or Tenant is required under the terms of this Lease, such consent or approval shall not be unreasonably withheld or delayed. Tenants sole remedy if Landlord unreasonably withholds or delays consent or approval shall be an action for specific performance, and Landlord shall not be liable for damages. If either party withholds any consent or approval, such party shall on written request deliver to the other party a written statement giving the reasons therefor.

          16.7 Parties. Nothing in this Lease shall be deemed or construed so as to create the relationship of principal and agent, partnership, joint venture or of any association between the Parties, it being agreed that neither the computation of Rent nor any other Lease provision nor any act of the Parties shall be deemed to create any relationship between the Parties other than that of Landlord and Tenant. The words "Landlord" and "Tenant" shall mean each Party named as the Landlord or Tenant in Section 1.0 and if there shall be more than one, any notice required or permitted by this Lease may be given by or to anyone thereof; and shall have the same force and effect as if given by or to all thereof. The use of the neuter singular pronoun to refer to either Party shall be deemed a proper reference even though such Party may be an individual, partnership, corporation, trust, or a group of two or more of any of the same. The necessary grammatical changes required to make the provisions of this Lease apply in the plural tense where there is more than one, as aforesaid, and to either corporations, partnerships, individuals, trustees, males or females, shall, in all instances, be assumed as though in each case fully expressed.

          16.8 Applicable Law. This Lease shall be construed by and controlled under the laws of the State of Florida. Exclusive venue for any action related to this Lease shall be in and for the state courts located in Hillsborough County, Florida.

          16.9 Construction of Lease. Landlord and Tenant acknowledge that each party and its counsel have reviewed and negotiated this Lease and that the rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or in any amendments, modifications or exhibits hereto.

Page 12 of 16                                                          TENANT
RaginRibs                                                              LANDLORD

                                 LEASE AGREEMENT
                                 ---------------

          16.10 Section and Paragraph Numbers and Captions. The section and paragraph numbers and captions contained herein are for convenience only and are not a part of this Lease.

          16.11 Time Is of the Essence. Time is of the essence with respect to all of the obligations of Tenant under this Lease.

          16.12 Jury Waiver, Counterclaims. Tenant waives the right to trial by jury in any action, proceeding or counterclaim involving any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenants use or occupancy of the Premises or involving the right to any statutory relief or remedy. Tenant hereby waives the right to interpose any counterclaim of any nature in any summary proceeding or action instituted by Landlord against Tenant or in any action instituted by Landlord for unpaid rent or additional rent under this Lease. THE WAIVERS SET FORTH IN THIS SECTION ARE MADE KNOWLINGLY, INTENTIONALLY AND VOLUNTARILY BY TENANT. TENANT FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS FIAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THESE WAIVERS WITH COUNSEL. THIS PROVISION IS A MATERIAL INDUCEMENT TO LANDLORD IN AGREEING TO ENTER INTO THIS LEASE.

          16.13 Attorneys' Fees. Should Tenant cause Landlord to incur legal fees to enforce any of the provisions of this Lease or reply to letters or other communications from Tenants attorney, Tenant shall reimburse Landlord for such attorneys' fees within three (3) days of receipt of demand from Landlord requesting such reimbursement. Landlord may collect such legal fees from the Tenant's security deposit and Tenant shall replenish the security deposit to its prior amount. In connection with any suit collection activity, suit, action, or other proceeding, including arbitration or bankruptcy, arising out of or in any manner relating to this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees. All references in this Lease to attorneys' fees shall be deemed to include all legal assistants' and paralegals' fees and shall include all fees incurred through all post-judgment and appellate levels and in connection with bankruptcy proceedings.

          16. 14 Confidentiality: Tenant shall not disclose the terms of this Lease to any third party without the Landlord's prior written consent.

          16.15 Landlord hereby agrees to indemnify Tenant against any and all claims arising prior to this date as signed below.

          16.16 IN WITNESS WHEREOF, Landlord and Tenant have executed this document as of the date hereinabove written, each acknowledging receipt of an executed copy hereof.

Page 13 of 16                                                          TENANT
RaginRibs                                                              LANDLORD


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                                 LEASE AGREEMENT
                                 ---------------






WITNESSES:                                     LANDLORD:
                                               JANE LEVIN
Name: Natalie TeSelle

Name: Kris Hornplaid                           By: /s/ Jane Levin
                                               Name: Jane Levin
                                               Title: Landlord
                                               Date: 10/20/03

WITNESSES:                                     TENANT:
                                               HENDERSON ONE GROUP, INC. DBA
                                               RAGIN' RIBS
Name: Natalie TeSelle

Name: Kris Hornplaid                           By: /s/ James Cheatham
                                               Name: James Cheatham
                                               Title President
                                               Date: 10/20/03



Page 14 of 16                                                          TENANT
RaginRibs                                                              LANDLORD

                                   GUARANTORS
                                   ----------



WITNESSES:                                               GUARANTORS

Name: Natalie TeSelle                                    Name James Cheatham

Date: 10/20/03                                           Title: President

                                                         Date: 10/20/03


Name:                                                    Name

Date:                                                    Title:

                                                         Date



Page 15 of 16                                                    TENANT
RaginRibs                                                        LANDLORD

                                  BILL OF SALE

Received from, HENDERSON ONE GROUP, INC, DBA RAGIN' Ribs (hereafter referred to as "TENANT"), the sum of Ten dollars ($10) Dollars, as consideration, the sum of which is hereby acknowledged by JANE LEVIN, the Owner of the Premises, (hereafter referred to as "LANDLORD") as having been paid for all of the FF&E Furniture, fixtures and equipment currently on the premises.

     2. If Tenant defaults for any reason or vacates or abandons the premises for any reason during the first three (3) years of the lease the Tenant will pay the sum of Ten Thousand dollars ($10,000) to the Landlord for the FF&E (furniture, fixtures and equipment)

     The undersigned Tenant hereby acknowledged that he has thoroughly read and approved each of the provisions contained in this BILL OF SALE, agrees to the terms and conditions specified, and has received a copy.


    Tenant- HENDERSON ONE GROUP, INC                            Date 10/20/03


    By: James Cheatham, President


                                   ACCEPTANCE

Landlord acknowledges that he has read and understands the provisions of this Agreement, agrees to the terms and conditions specified, and acknowledges receipt of a copy and the consideration amount.


Landlord - Jane Levin                                           Date 10/20/03